UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Ave, Suite 200, Broomfield, Colorado  80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement

On February 10, 2015, Roomlinx, Inc. (the “Company”) and Signal Point Holdings Corp (“Signal Point”) terminated their Agreement and Plan of Merger dated as of March 14, 2014, as amended (“Merger Agreement”).  Before its termination, the Merger Agreement provided that upon the terms and subject to the conditions set forth in the agreement, the Company’s merger subsidiary would be merged with and into Signal Point, a provider of domestic and international telecommunications services, with Signal Point continuing as the surviving entity in the merger as a wholly-owned subsidiary of the Company.  A copy of the Termination and Release Agreement, which contains mutual releases, is attached hereto as Exhibit 2.4.  The parties terminated the Merger Agreement due to unexpected delays in meeting the closing conditions by the most recently extended termination date.   The parties may continue discussions concerning a possible relationship with each other but the parties have no current agreements or understandings.

Safe Harbor Cautionary Statement

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: general economic and business conditions; unexpected changes in technologies and technological advances; ability to commercialize and manufacture products; the ability to obtain adequate financing; the Company’s ability to establish and maintain strategic relationships; the Company’s ability to maintain its intellectual property rights; risks related to third-party suppliers; the Company’s ability to obtain, use or successfully integrate third-party licensed technology; breach of the Company’s security by third parties; and the disclosure and risk factors detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 available through the web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 14, 2014, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp. (incorporated by reference to Exhibit 2.1 on Form 8-K filed on March 17, 2014)

2.2
Amendment No. 2 to the Agreement and Plan of Merger, dated December 19, 2014, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp. (incorporated by reference to Exhibit 2.1 on Form 8-K filed on December 24, 2014).

2.3	Amendment No. 1 to the Agreement and Plan of Merger, dated September 22, 2014, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp. (incorporated by reference to Exhibit 2.1 on Form 8-K filed on September 24, 2014).

2.4	Termination and Release Agreement dated February 10, 2015, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2015
ROOMLINX INC.

By:  /s/  Michael S. Wasik
               Michael S. Wasik
               President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 14, 2014, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp. (incorporated by reference to Exhibit 2.1 on Form 8-K filed on March 17, 2014).

2.2
Amendment No. 2 to the Agreement and Plan of Merger, dated December 19, 2014, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp. (incorporated by reference to Exhibit 2.1 on Form 8-K filed on December 24, 2014).

2.3	Amendment No. 1 to the Agreement and Plan of Merger, dated September 22, 2014, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp. (incorporated by reference to Exhibit 2.1 on Form 8-K filed on September 24, 2014).

2.4	Termination and Release Agreement dated February 10, 2015, by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp.